EXHIBIT 10.17


                AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT


     This Amendment No. 2 to Securities Purchase Agreement, dated as of May 4, 2006, shall serve to amend the Securities Purchase Agreement (the "Agreement"), dated as of September 22, 2005, by and among Avitar Inc., a Delaware corporation, with its headquarters located at 65 Dan Road, Canton, MA 02021, and each of the Buyers set forth in the Agreement.

     1. The undersigned parties hereby agree to amend Section 4(l) of the Agreement to provide that the Buyers will fund the remaining $250,000 of the subsequent investment referred to in that section on the date hereof.

     2. The undersigned parties hereby agree to amend Section 8(g) of the Agreement to delete the last sentence of Section 8(g) and to substitute the following sentence at the end of said Section 8(g): "Further, the Buyers will not assign any rights under this Agreement."

     3. All other provisions of the Agreement shall remain in full force and effect.


                            [Signature Page Follows]



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ACCEPTED AND AGREED:

AVITAR INC.


By: /s/Peter Phildius
    -----------------------------
    Peter Phildius
    Chief Executive Officer


AJW PARTNERS, LLC
By: SMS Group, LLC


By: /s/Corey S. Ribotsky
    --------------------------------------------
    Corey S. Ribotsky
    Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


By: /s/Corey S. Ribotsky
   ---------------------------------------------
   Corey S. Ribotsky
   Manager


AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


By: /s/Corey S. Ribotsky
   -----------------------------------------------------------
   Corey S. Ribotsky
   Manager



NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  First Street Manager II, LLC


By: /s/Corey S. Ribotsky
   -----------------------------------------------------------
   Corey S. Ribotsky
   Manager